Supplement to the
Fidelity® Nasdaq Composite Index® Tracking Stock
January 28, 2017
STATEMENT OF ADDITIONAL INFORMATION

Effective on or about June 23, 2017, the following information replaces similar information found in the "General Description of the Fund" section.

Fidelity® Nasdaq Composite Index® Tracking Stock (the fund) is an exchange-traded fund that seeks to provide investment returns that closely correspond to the price and yield performance of the Nasdaq Composite Index® (Index), an index of over 3,000 stocks traded on The Nasdaq Stock Market® (Nasdaq®). The fund issues and redeems shares on a continuous basis at net asset value per share (NAV) in aggregations of a specified number of shares called "Creation Units." Creation Units generally are issued in exchange for a basket of securities included in the fund's underlying index (Deposit Securities), together with the deposit of a specified cash payment (Balancing Amount). Shares are listed and traded on Nasdaq®. Shares trade in the secondary market at market prices that may differ from the shares' NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the fund consists of a block of 10,000 shares. Shareholders who are not Authorized Participants (as defined herein), therefore, will not be able to purchase or redeem shares directly with or from the fund. Instead, most shareholders who are not Authorized Participants will buy and sell shares in the secondary market through a broker.

Effective on or about June 23, 2017, the following information replaces similar information found in the "Buying and Selling Information" section.

Creation Units may be created in advance of receipt by the fund of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) 115% of the market value of the undelivered Deposit Securities (the Additional Cash Deposit). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m. Eastern time on such date and federal funds in the appropriate amount are deposited with the fund's custodian by 11:00 a.m. Eastern time the following Business Day. If the order is not placed in proper form by 3:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the fund, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the fund in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 11:00 a.m. Eastern time on the third Business Day following the day on which the purchase order is deemed received by FDC or in the event a marked to market payment is not made within one Business Day following notification by FDC that such a payment is required, the fund may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the fund for the costs incurred by the fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by FDC plus the brokerage and related transaction costs associated with such purchases. The fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by FDC or purchased by the fund and deposited into the fund. In addition, a transaction fee of $2,000 will be charged in all cases, as well as an additional fee of up to 5% (as a percentage of the cash amount invested). The delivery of Creation Units so purchased will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by FDC.

Effective on or about June 23, 2017, the following information replaces similar information found in the "Buying and Selling Information" section.

Transaction Fees on Purchases of Creation Units. A fixed transaction fee of $2,000 is applicable to each purchase, regardless of the number of Creation Units purchased. An additional transaction charge of up to 5% (as a percentage of the cash amount invested) will be imposed for purchases effected outside the Clearing Process, which would include purchases of Creation Units for cash and in-kind purchases where the investor is allowed to substitute cash in lieu of depositing a portion of the Deposit Securities. Purchasers of shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the fund. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The transaction fees are charged to cover the estimated costs associated with the issuance of Creation Units.

Effective on or about June 23, 2017, the following information replaces similar information found in the "Buying and Selling Information" section.

Transaction Fees on Redemptions of Creation Units. A fixed transaction fee of $2,000 is applicable to each redemption, regardless of the number of Creation Units redeemed. An additional charge of up to 2% (as a percentage of the cash amount invested) will be imposed for redemptions effected outside the Clearing Process, which would include cash redemptions. Investors will also bear the costs of transferring the Fund Securities from the fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The transactions fees are charged to cover the estimated costs associated with the redemption of Creation Units.

Effective on August 1, 2017, the following information replaces similar information found in the "Management Contracts" section under the heading "Sub-Adviser - Geode."

On August 1, 2017, FMR reduced the sub-advisory fee rate paid to Geode from 0.050% to 0.045%. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, FMR, and not the fund, pays Geode fees at an annual rate of 0.045% of the average net assets of the fund.

Effective on or about June 23, 2017, the following information replaces similar information found in the "Transfer and Service Agent Agreements" section.

The fund has entered into a transfer agency and service agreement with State Street Bank and Trust Company (State Street), which is located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts. Under the terms of the agreement, State Street acts as transfer agent and dividend disbursing agent.

For providing transfer agency services, State Street receives a flat fee paid monthly with respect to the fund.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate), which is located at 245 Summer Street, Boston, Massachusetts, 02210. The fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

ETFB-17-02 1.790428.118	July 31, 2017